EXHIBIT 99.1

KINETIC CONCEPTS, INC.
FORM 10-Q
FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2002
filed August 13, 2002

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Kinetic Concepts, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to and to the extent required under 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company, in their respective capacities indicated below, does hereby certify as follows:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned officers has executed this certification as of the 13th day of August, 2002.

By: /s/ DENNERT O. WARE
____________________________
      Dennert O. Ware
      Chief Executive Officer and President

By: /s/ WILLIAM M. BROWN
_____________________________
      William M. Brown
      Vice President and Chief Financial Officer